SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                                  August 14, 2002


                              PETER KIEWIT SONS', INC.
              (Exact name of registrant as specified in its charter)


     Delaware                         000-23943               91-1842817
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of Incorporation)                                         Identification No.)


Kiewit Plaza, Omaha Nebraska                                     68131
(Address of principal executive offices)                       (Zip Code)


                                    (402)342-2052
                  (Registrant's telephone number, including area code)







Item 5.          Other Events.

     On August 14, 2002, Kenneth E. Stinson and Michael J. Piechoski, the Principal Executive Officer and Principal Financial Officer, respectively, of Peter Kiewit Sons', Inc. (the "Corporation"), each signed a Statement under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings ("Statements"). These Statements were filed with the Securities and Exchange Commission ("SEC") on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27,
2002).

Item 7.          Financial Statements and Exhibits.

     (c)     Exhibits

     99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, by the Principal Executive Officer.

     99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, by the Principal Financial Officer.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                               PETER KIEWIT SONS', INC.



                                          By:--------------------------------
Date: August 14, 2002                        Tobin A. Schropp, Vice President





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